UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

Cencora, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-6671

Delaware	23-3079390
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1 West First Avenue Conshohocken PA	19428-1800
(Address of principal executive offices)	(Zip Code)

(610) 727-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 11, 2024, the Board of Directors (the “Board”) of Cencora, Inc. (the “Company”) unanimously selected Robert P. Mauch to succeed Steven H. Collis as the Company’s President and Chief Executive Officer (“CEO”), effective October 1, 2024 (the “Effective Date”), at which time he will also join the Board. Mr. Collis, who has served as CEO since July 2011, will retire from the role of CEO and become Executive Chairman of the Board as of the Effective Date, to serve for a period of one year.

Mr. Mauch, age 57, currently serves as the Company’s Executive Vice President and Chief Operating Officer. He previously served as the Company’s Group President from February 2019 to September 2022 and as Group President, Pharmaceutical Distribution & Strategic Global Sourcing from June 2017 to February 2019. Mr. Mauch joined the Company in 2007 when it acquired Xcenda and has since held various leadership roles.

Mr. Mauch will not receive any additional compensation for his service on the Board. The Company will file an amendment to this Current Report on Form 8-K to disclose compensation arrangements relating to the foregoing events within four business days after such information becomes available.

Item 7.01 Regulation FD Disclosure.

On March 12, 2024, the Company issued a press release announcing the CEO transition described under Item 5.02 of this Current Report on Form 8-K and reaffirming its fiscal 2024 guidance as outlined on January 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	News release of Cencora, Inc., dated March 12, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cencora, Inc.

March 12, 2024	By:	/s/ Elizabeth S. Campbell
Name: Elizabeth S. Campbell
Title: Executive Vice President and Chief Legal Officer